EX. 10.7

SOVEREIGN BANK – LOAN NO.

COLLATERAL ASSIGNMENT

THIS COLLATERAL ASSIGNMENT (as amended, modified or restated from time to time, this “Assignment”) dated as of MAY 2, 2014 (the “Effective Date”), is executed by LAZARUS REFINING & MARKETING, LLC, a Delaware limited liability company (“Debtor”), with offices at 801 Travis Street, Suite 2100, Houston, TX 77002, for the benefit of SOVEREIGN BANK, a Texas state bank (together with its successors and assigns, “Lender”) with offices at 17950 Preston Road, Suite 500, Dallas, TX 75252.

RECITALS

WHEREAS, Lender and Debtor have entered into a LOAN AND SECURITY AGREEMENT dated as of the Effective Date (as amended, modified or restated from time to time, the “Loan Agreement”; capitalized terms not defined herein shall have the same meanings as in the Loan Agreement).

WHEREAS, Debtor (as successor to LAZARUS ENERGY HOLDINGS LLC) and HALTERMANN SOLUTIONS, A DIVISION OF JOHANN HALTERMANN, LTD. (the “Counterparty”), are parties to that certain (a) MASTER SERVICE AGREEMENT NO. 1 dated as of NOVEMBER 5, 2010 (a true, correct and complete copy of which is attached hereto as Exhibit A, as amended, the “Service Agreement 1”), and (b) MASTER SERVICE AGREEMENT NO. 2 dated as of JUNE 1, 2011 (a true, correct and complete copy of which is attached hereto as Exhibit B, as amended, the “Service Agreement 2” and together with the Service Agreement 1, individually and collectively, the “Service Agreement”).

WHEREAS, to further secure Lender in the payment of the Indebtedness (as defined in the Loan Agreement), Debtor desires to transfer, pledge, and assign all of Debtor’s rights, title and interest in and to the Service Agreement to Lender;

NOW, THEREFORE, in consideration of the premises herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees in favor of Lender as follows:

1. Assignment.  As security for Debtor’s obligation to repay the Indebtedness, Debtor hereby transfers, pledges, and assigns to Lender, its successors and assigns, and grants Lender a security interest in all right, title and interest of Debtor in and to the Service Agreement, including, without limitation, all disbursement rights, reimbursement payments, payment rights, and all other rights to payment under the Service Agreement (collectively, the “Payment Rights”).  This Assignment shall constitute a security agreement within the meaning of the Code.  Debtor hereby irrevocably instructs the Counterparty to make any and all payments owing to Debtor with respect to the Payment Rights directly to Lender.

2. Representations and Warranties.  Debtor hereby represents and warrants to Lender that:

(a) A true, correct and complete copy of the Service Agreement has been attached to this Assignment as Exhibit A (together with all assignments, amendments, modifications or understandings relating thereto).  The Service Agreement is in full force and effect.

(b) Debtor has not executed any prior assignment, pledge or hypothecation of its rights under the Service Agreement or the Payment Rights.  Lender has a first priority lien in the Service Agreement and the Payment Rights.  Debtor will defend at its expense Lender’s right, title and security interest in and to the Service Agreement and the Payment Rights against the claims of any third party.

(c) The execution, delivery, and performance of this Assignment by Debtor has been duly authorized by all necessary action by Debtor, and this Assignment constitutes a legal, valid and binding obligation of Debtor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and except to the extent specific remedies may generally be limited by equitable principles.

COLLATERAL ASSIGNMENT (HALTERMANN) – PAGE 1
SOVEREIGN BANK – LAZARUS REFINING & MARKETING, LLC

(d) Debtor’s execution, delivery and performance of this Assignment and the consummation of the transactions contemplated thereby by Debtor, do not (i) conflict with, result in a violation of, or constitute a default under (1) any provision of its organizational documents or other instrument binding upon Debtor, (2) any law, governmental regulation, court decree or order applicable to Debtor, or (3) any contractual obligation, agreement, judgment, license, order or permit applicable to or binding upon Debtor, (ii) require the consent, approval or authorization of any third party which consent or approval has not been obtained, or (iii) result in or require the creation of any lien, charge or encumbrance upon any property or assets of Debtor except as may be expressly contemplated by this Assignment.

(e) Debtor has no actual knowledge that the Counterparty has asserted any default or non-performance by Debtor of Debtor’s duties and obligations under the Service Agreement, Debtor has performed all of Debtor’s duties and obligations which are now due and performable under the Service Agreement, and no defense or counter-claim exists with respect to the duties and obligations of the Counterparty under the Service Agreement.

3. Covenants and Agreements.  Debtor hereby covenants in favor of Lender as follows:

(a) Debtor will perform all of its duties and obligations under the Service Agreement in accordance with the terms thereof.  Debtor shall not amend, alter or modify the Service Agreement without the express prior written consent of Lender.

(b) Debtor shall promptly notify Lender of any default by Debtor or the Counterparty in the performance of their respective duties and obligations under the Service Agreement and shall immediately remedy any default by Debtor thereunder.

(c) Debtor shall execute such further and additional instruments and assignments as may be requested by Lender to vest in Lender a valid security interest in and to all rights, title and interest of Debtor in and to the Service Agreement and the Payment Rights.

(d) Debtor will not take any action that would in any manner impair the enforceability of Lender’s security interest in the Service Agreement or the Payment Rights.  Debtor (i) will, if requested by Lender, strictly enforce the terms and conditions of the Service Agreement, and (ii) shall not grant any waiver or indulgence with respect the Service Agreement.

4. Lender as Agent.  Debtor hereby agrees as follows:

(a) Upon the occurrence and during the continuation of a Event of Default (which includes a default under the Service Agreement), Lender shall be irrevocably appointed agent and attorney-in-fact as to performance by Debtor of its obligations under the Service Agreement, and as to the enforcement of Debtor’s rights and remedies under the Service Agreement;

(b) All reasonable costs, expenses and liabilities incurred and payments made by Lender as agent and attorney-in-fact shall be considered a loan by Lender to Debtor which shall be repayable on demand and which shall bear interest at the Maturity Rate (as defined in the Note referred to in the Loan Agreement);

(c) Regarding the existence of any Event of Default for purposes of this Assignment, Debtor agrees that the Counterparty may rely upon written certifications from Lender that such an Event of Default exists; and

(d) Notwithstanding the foregoing, but subject to Section 5 below, Lender shall have no obligation whatsoever to perform any of Debtor’s obligations under the Service Agreement.

5. Foreclosure.  This Assignment is executed as additional security for the payment of the Indebtedness and all other indebtedness owing or to become owing by Debtor to Lender, and it is expressly stipulated, covenanted and agreed that an Event of Default by Debtor under the terms of the Loan Agreement shall constitute a default under the terms of this Assignment and that foreclosure under this Assignment shall operate to foreclose fully the rights of Debtor arising from the Service Agreement, and in such event, all rights and all obligations of Debtor under the Service Agreement shall be vested in the successful bidder at such foreclosure.  In addition, Lender shall have all other rights and remedies of a secured party under the Code.

COLLATERAL ASSIGNMENT (HALTERMANN) – PAGE 2
SOVEREIGN BANK – LAZARUS REFINING & MARKETING, LLC

6. Debtor Remains Liable.  Notwithstanding anything to the contrary contained herein, (a) Debtor shall remain liable under Service Agreement to the extent set forth therein to perform all of Debtor’s duties and obligations thereunder to the same extent as if this Assignment had not been executed; (b) the exercise by Lender of any of its rights hereunder shall not release Debtor from any of its duties or obligations under the Service Agreement; and (c) Lender shall not have any obligation or liability under any Service Agreement by reason of this Assignment, nor shall Lender be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

7. Receipt of Payments.  All payments with respect to the Payment Rights and other amounts and proceeds received by Debtor in respect of the Service Agreement shall be received in trust for the benefit of Lender and shall be paid to Lender as provided under the Loan Documents.

8. General.  Debtor hereby further agrees as follows:

(a) No remedy or right conferred upon Lender by operation of law, by this Assignment, Loan Agreement or by any other instrument executed by Debtor in connection therewith is intended to be, nor shall it be, exclusive of any other right or remedy, but each and every remedy or right shall be cumulative and shall be in addition to every other remedy or right conferred upon Debtor and each and every such remedy or right may be pursued by Lender in such manner or order, together or separately, and at such times as Lender may elect.

(b) If any term or provision of this Assignment, or the application thereof to any person or circumstance shall, to any extent be invalid or unenforceable, the remainder of this Assignment, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Assignment shall be valid and be enforced to the fullest extent permitted by law.

(c) Notice provided for in this Assignment must be in writing, and shall be given or served in the same manner as specified in the Loan Agreement.

9. Invalid Provisions.  If any provision of the this Assignment are held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Assignment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

10. Counterparts.  This Assignment may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same instrument.

11. Survival.  All representations and warranties made in this Assignment or in any document, statement, or certificate furnished in connection with this Assignment shall survive the execution and delivery this Assignment and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

12. No Alteration.  This Assignment does not alter the provisions of the Service Agreement, which include, under Section II, Item 1 thereof, a provision that all MATERIAL (as defined in the Service Agreement) stored and handled under the Agreement shall always remain the property of Counterparty.

COLLATERAL ASSIGNMENT (HALTERMANN) – PAGE 3
SOVEREIGN BANK – LAZARUS REFINING & MARKETING, LLC

NOTICE OF FINAL AGREEMENT:

THIS ASSIGNMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND THE SAME MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

COLLATERAL ASSIGNMENT (HALTERMANN) – PAGE 4
SOVEREIGN BANK – LAZARUS REFINING & MARKETING, LLC

EXECUTED as of the date of the acknowledgment below, but to be effective as of the Effective Date.

DEBTOR:

LAZARUS REFINING & MARKETING, LLC

By:           BLUE DOLPHIN ENERGY COMPANY
Its:           Member

By:           /s/ JONATHAN P. CARROLL
Name:      Jonathan P. Carroll
Title:        President

COLLATERAL ASSIGNMENT (HALTERMANN) – PAGE 5
SOVEREIGN BANK – LAZARUS REFINING & MARKETING, LLC

CONSENT OF THE COUNTERPARTY

THE UNDERSIGNED joins in the execution of this Assignment for the purposes of (i) approving the collateral assignment of the Service Agreement by Debtor pursuant to this Assignment, (ii) acknowledging that Lender is relying upon the Counterparty in the performance of its obligations under the Service Agreement in making the loans contemplated under the Loan Agreement, and (iii) acknowledging that Debtor owns and holds all right, title and interest in the Service Agreement (a true and correct copy of which attached hereto as Exhibit A).    Counterparty has consented to the assignment of the Service Agreement from LAZARUS ENERGY HOLDINGS LLC to Debtor.

EXECUTED as of the Effective Date.

COUNTERPARTY:

HALTERMANN SOLUTIONS, A DIVISION OF JOHANN HALTERMANN, LTD.

By:           /s/ MARK H. OVERAKER
Name:      Mark H. Overaker
Title:       Director, Manufacturing and Supply Chain

COLLATERAL ASSIGNMENT (HALTERMANN) – PAGE 6
SOVEREIGN BANK – LAZARUS REFINING & MARKETING, LLC

EXHIBIT A
SERVICE AGREEMENT 1

See Attached.

EXHIBIT B
SERVICE AGREEMENT 2

See Attached.